                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 5, 2003


                       Nucentrix Broadband Networks, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        0-23694                 73-1435149
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)

      4120 International Parkway, Suite 2000, Carrollton, Texas 75007-1906
--------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (972) 662-4000
                           --------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                                     -------
         (Former name or former address, if changed since last report.)


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ITEM 3.  BANKRUPTCY AND RECEIVERSHIP

         On September 5, 2003, Nucentrix Broadband Networks, Inc. ("Nucentrix") and its subsidiaries Arbuckle Cablevision, Inc., Cablemaxx, Inc., Cablemaxx (Texas), Inc., Central Oklahoma Wireless Cable, Inc., Country Wireless, Inc., Eastern Oklahoma Wireless Cable, Inc., Great Plains Wireless, Inc., Heartland Cable Television, Inc., Heartland Wireless Des Moines, L.C., Heartland Wireless Illinois Properties, Inc., Heartland Wireless Texas Properties, Inc., Northern Oklahoma Wireless Cable, Inc., Nucentrix Internet Services, Inc., Nucentrix Spectrum Resources, Inc., Rural Wireless South, Inc., Southwest Wireless Cable, Inc., Supreme Cable Metroplex, Inc., and Wireless Leasing, Inc. (Nucentrix and such subsidiaries collectively being referred to herein as the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas (Case No. 03-39123-HDH-11) (the "Bankruptcy Proceeding"). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" in accordance with the applicable provisions of the Bankruptcy Code.

         On September 5, 2003, Nucentrix issued a press release regarding the Bankruptcy Proceeding referenced in this Item 3 (the "Press Release"). A copy of the Press Release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Nucentrix also announced in the Press Release that Nucentrix and certain of its subsidiaries have entered into an asset purchase agreement (the "Asset Purchase Agreement") with SBC Operations, Inc. ("SBC"), a subsidiary of SBC Communications Inc., providing for the sale of Nucentrix's FCC licenses for MMDS and WCS spectrum, certain leases of ITFS and MMDS spectrum, transmission tower leases and equipment, and other related assets (the "Assets"). A copy of the Asset Purchase Agreement is included as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

         Consummation of a sale of the Assets to SBC or any other party is subject to bankruptcy court approval and certain closing conditions, including approval by the Federal Communications Commission, and will require Nucentrix to obtain financing to fund its operations as a debtor in possession under the Bankruptcy Code through the closing, which is expected to occur in the second or third quarter of 2004.

         Nucentrix intends to seek the bankruptcy court's approval of the Asset Purchase Agreement under Section 363 of the Bankruptcy Code. In connection with the Section 363 sale process, Nucentrix has filed a motion requesting the bankruptcy court to approve a competitive bidding process for the Assets. In the event that the bankruptcy court approves the bidding process, Nucentrix expects that interested parties will have until October 24, 2004, to submit any competing bids for the Assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         2.1 Asset Purchase Agreement, dated as of September 5, 2003, by and among Nucentrix Broadband Networks, Inc., Heartland Cable Television, Inc., Nucentrix Internet Services, Inc., Nucentrix Spectrum Resources, Inc. and SBC Operations, Inc.

         99.1     Press release dated September 5, 2003.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Nucentrix Broadband Networks, Inc.


  Dated:  September 10, 2003                  By:  /s/  J. Curtis Henderson
                                                   -----------------------------
                                                   Name:  J. Curtis Henderson
                                                   Title: Senior Vice President



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                                INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------
2.1               Asset Purchase Agreement, dated as of September 5, 2003, by and among Nucentrix Broadband Networks, Inc., Heartland Cable
                  Television, Inc., Nucentrix Internet Services, Inc., Nucentrix
                  Spectrum Resources, Inc. and SBC Operations, Inc.

99.1              Press release dated September 5, 2003.